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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12

THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)

 AMERITRADE HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

Forward Looking Statements

The document included herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, TD Bank Financial Group’s plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” “and other similar expression. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of TD Ameritrade following the transaction; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that TD Ameritrade is unable to retain employees that are key to the operations of the combined business; that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s results to differ materially from those described in the forward-looking statements can be found in TD Bank Financial Group’s Annual Report on Form 40-F for the fiscal year ended October 31, 2004, which was filed with the U.S. Securities and Exchange Commission on December 13, 2004 and is available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

This filing consists of the following materials:

(1)	Q&A for Ameritrade Canada employees

Q&A for Ameritrade Canada Employees
from Ameritrade Canada and TD Waterhouse Canada

An update on your questions related to the June 22nd announcement.

1.	Where are TD Wealth Management locations?

TD Waterhouse operates five Investor Service Centres located across Canada: Edmonton, Montreal, Ottawa and two in Markham. Additional service and support departments are located in Toronto at 77 Bloor Street West and 161 Bay Street, Canada Trust Tower.

2.	What happens to the vacation days I have already scheduled?

Ameritrade Human Resources has confirmed that approved vacation days that have already been scheduled for 2005 will remain the same. If you have accumulated unused vacation time, you are encouraged to schedule these days before the closing date.

3.	What will happen to my employment status if I am currently on Parental leave or will be going on leave shortly?

Nothing changes and Ameritrade Human Resource has confirmed your employment status will remain the same while you are on leave. If you are still on leave when the deal closes, an HR Representative from TD will assist you in a job search for a comparable position within TD Bank Financial Group (TDBFG).

4.	What will happen to my trading license and registration?

Once the deal closes and you become a TDBFG employee, your trading license and registration will be transferred if relevant to your new position. It is your responsibility to ensure your qualifications are up to date.

5.	How and when will I be eligible to receive a severance?

Subject to deal approval and close, TD anticipates placing employees into meaningful roles within TD Waterhouse or TD Bank Financial Group. TD Human Resources will be scheduling individual meetings with each employee to discuss career opportunities. Discussions with regards to severance options may take place upon the closing with individual employees if a comparable position isn’t identified within TDBFG. TD Bank Financial Group is a large organization with many opportunities to learn and expand your career.

This Q&A for Ameritrade Canada employees contains forward-looking statements that involve risks and uncertainties. Please see The Toronto-Dominion Bank’s and Ameritrade’s filings with the SEC for a description of certain factors that could cause actual results could differ materially from those described in the forward looking statements.

Ameritrade stockholders are urged to read the proxy statement filed by Ameritrade regarding the proposed transaction when it becomes available because it will contain important information. Ameritrade stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ameritrade and The Toronto-Dominion Bank, without charge, at the SEC’s Internet site (http://www.sec.gov). Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Ameritrade Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692.